                                                                    EXHIBIT 99.1

                                                Net Interest Margin Trust 1995-A
                                                January, 2001
                                                Payment: February 15, 2001

                                                7.25% SECURITIZED NET INTEREST
                                                MARGIN CERTIFICATES

                                            Cusip #                    393534AC6
                                            Trust Account #           33-34309-0
                                            Distribution Date: February 15, 2001

                                                                                                           Per $1,000
Securitized Net Interest Margin Certificates                                                                Original
--------------------------------------------                                                              ------------

1.            Amount Available                                                    1,265,389.26
                                                                                --------------
              Pro rata Share of Excess from NIM 94-A                              3,491,924.81
                                                                                --------------
Interest

2.            Aggregate Interest                                                    240,371.99              0.78042854
                                                                                --------------------------------------

3.            Amount Applied to:
              (a)         accrued but unpaid Interest

4.            Remaining:
              (a)         accrued but unpaid Interest

5.            Monthly Interest                                                      240,371.99
                                                                                --------------

Principal

6.            Current month's principal distribution                              4,516,942.08             14.66539636
                                                                                --------------------------------------

7.            Remaining outstanding principal balance                            35,268,766.44             114.5089819
                                                                                --------------------------------------
              Pool Factor                                                           0.11450898
                                                                                --------------

8.            Present value of the projected remaining aggregate
              cashflows of the Finance I Assets and the
              Residual Assets, as of the immediately
              preceding Distribution Date                                       197,556,877.70 **
                                                                                --------------

9.            Aggregate amount on deposit in Reserve Fund                         7,500,000.00
                                                                                --------------

10.           Subordinated Certificateholder payment  (interest
              earnings on Reserve Fund, pursuant to Section 5.8)                     35,892.44
                                                                                --------------

11.           Aggregate principal balance of loans
              refinanced by Conseco Finance                                       2,026,386.26
                                                                                --------------

12.           Weighted average CPR                                                       7.82%
                                                                                --------------

13.           Weighted average CDR                                                       3.36%
                                                                                --------------

14.           Annualized net loss percentage                                             1.80%
                                                                                --------------

15.           Delinquency              30-59 day                                         1.92%
                                                                                --------------
                                       60-89 day                                         0.59%
                                                                                --------------
                                       90+ day                                           1.14%
                                                                                --------------
                                       Total 30+                                         3.65%
                                                                                --------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 12/15/00.

                                                Net Interest Margin Trust 1995-A
                                                January, 2001
                                                Payment: February 15, 2001




                                                Fee Assets
                     -----------------------------------------------------------
                           Guarantee              Inside             Fee Asset
                             Fees                  Refi                Total
                     -----------------------------------------------------------

GTFC 1994-5                 61,449.11             7,689.24            69,138.35
GTFC 1994-6                 93,922.46            11,524.22           105,446.68
GTFC 1994-7                      0.00            10,929.54            10,929.54
GTFC 1994-8                 22,591.43            17,986.99            40,578.42
GTFC 1995-1                      0.00            13,908.85            13,908.85
GTFC 1995-2                      0.00                 0.00                 0.00
GTFC 1995-3                145,510.81            18,073.49           163,584.30
GTFC 1995-4                153,500.47            14,610.23           168,110.70
GTFC 1995-5                      0.00                 0.00                 0.00
                     -----------------------------------------------------------
                           476,974.28            94,722.56           571,696.84

Total amount of Guarantee Fees and

     Inside Refinance Payments                                       571,696.84
                                                                 ---------------

Subordinated Servicing Fees                                          503,708.88
                                                                 ---------------

Payment on Finance 1 Note                                          1,075,405.72
                                                                 ---------------

Allocable to Interest (current)                                      655,874.54
                                                                 ---------------

Allocable to accrued but unpaid Interest                                   0.00
                                                                 ---------------

Accrued and unpaid Trustee Fees                                            0.00
                                                                 ---------------

Allocable to Principal                                               419,531.18
                                                                 ---------------

Finance 1 Note Principal Balance                                 108,139,013.74
                                                                 ---------------

                                                Net Interest Margin Trust 1995-A
                                                January, 2001
                                                Payment: February 15, 2001





                                            Inside
                             Residual        Refi          Total
                           ------------------------------------------

GTFC 1994-5                         0.00          0.00          0.00
GTFC 1994-6                         0.00          0.00          0.00
GTFC 1994-7                         0.00          0.00          0.00
GTFC 1994-8                         0.00          0.00          0.00
GTFC 1995-1                         0.00          0.00          0.00
GTFC 1995-2                         0.00     32,826.03     32,826.03
GTFC 1995-3                         0.00          0.00          0.00
GTFC 1995-4                         0.00          0.00          0.00
GTFC 1995-5                   120,255.69     36,901.82    157,157.51
                           ==========================================

                              120,255.69     69,727.85    189,983.54

                           Total Residual and Inside

                               Refinance Payments         189,983.54